UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

__________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 5, 2016

WESTBURY BANCORP, INC.
(Exact name of registrant as specified in charter)

Maryland
(State or other jurisdiction of incorporation)

001-35871	46-1834307
(Commission File Number)	(I.R.S. Employer I.D. Number)

200 South Main Street West Bend, WI	53095
(Address of Principal Executive Offices)	(Zip Code)

262-334-5563
(Registrant's telephone number; including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17     CFR 240.14d-2(b))

[ ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17     CFR 240.13e-4(c))

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01        Changes in Registrant's Certifying Accountant

On December 5, 2016, Westbury Bancorp, Inc. (the "Company") dismissed RSM US LLP as its independent public accountants and subsequently appointed CliftonLarsonAllen LLP as its new independent public accountants. The decision to dismiss RSM US LLP and to retain CliftonLarsonAllen LLP was approved by the Company's Audit Committee on December 5, 2016.

RSM US LLP's reports on the Company's consolidated financial statements for each of the fiscal years ended September 30, 2016 and 2015 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company's two most recent fiscal years and through December 5, 2016, there were no disagreements with RSM US LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to RSM US LLP's satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Company's consolidated financial statements for such years; and there were no reportable events, as listed in Item 304(a)(1)(v) of SEC Regulation S-K, during such time period.

The Company has provided RSM US LLP with a copy of the foregoing disclosures and has requested that RSM US LLP review such disclosures and provide a letter addressed to the Securities and Exchange Commission as specified by Item 304(a)(3) of Regulation S-K. A copy of RSM US LLP's letter to the Securities and Exchange Commission is attached to this report as Exhibit 16.1.

During the fiscal years ended September 30, 2016 and 2015, and the subsequent interim period through December 5, 2016, the Company did not consult with CliftonLarsonAllen LLP regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Section 5 - Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective on December 5, 2016, the Board of Directors of the Company accepted the resignation of James Mohr from his position as a director of the Company and its subsidiary, Westbury Bank, effective immediately. Mr. Mohr had served on the Audit and Nominating and Corporate Governance Committees of the Company's Board.

In connection with Mr. Mohr's resignation from the Company's Board, the Board has determined to reduce its size from ten to nine directors and to not fill the vacancy in the Board as a result of Mr. Mohr's resignation. Additionally, upon recommendation of the Company's Nominating and Corporate Governance Committee, and to fill certain vacancies in the Company's Board committees as a result of Mr. Mohr's resignation, effective on December 5, 2016, the Company's Board of Directors appointed Rondi Rohr-Dralle as the Chairperson of the Company's Audit Committee and appointed William D. Gehl to serve on the Company's Audit Committee.

Section 9 - Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

16.1 -- Letter of RSM US LLP dated December 6, 2016 concerning change             in the registrant's certifying accountant.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WESTBURY BANCORP, INC.
Date: December 8, 2016
By:     /s/ Kirk J. Emerich
Kirk J. Emerich, Executive Vice President and
Chief Financial Officer